UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

(Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934)

Date of Report (Date of earliest event reported): June 5, 2009

SENETEK PLC

(Exact Name of Registrant as Specified in Charter)

England	0-14691	77-0039728
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

831 Latour Court, Suite A	94458
Napa, California
(Address of Principal Executive Offices)	(Zip Code)

(707) 226-3900

(Registrant’s telephone number, including area code)

(Former Name or Former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 5, 2009, Senetek Plc (the “Company”) entered into a six year extension of its December 2005 Agreement on Cooperative Research and Development with the Czech Republic Institute of Experimental Botany. The agreement is attached as Exhibit 10.1 to this Form 8-K.

On June 8, 2009, the Company issued a press release regarding the six year extension agreement with the Czech Republic Institute of Experimental Botany. The press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

Number	Exhibit

10.1	Agreement between Senetek PLC and the Institute of Experimental Botany

99.1	Press release dated June 8, 2009, entitled “Senetek PLC Gains Six Year Extension of Rights from Czech Republic Institute of Experimental Botany”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2009		SENETEK PLC
(Registrant)

	By:	/s/ William F. O’Kelly
Name: William F. O’Kelly
Title: Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

10.1	Agreement between Senetek PLC and the Institute of Experimental Botany

99.1	Press release dated June 8, 2009, entitled “Senetek PLC Gains Six Year Extension of Rights from Czech Republic Institute of Experimental Botany”